UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

ICAHN ENTERPRISES L.P.
    (Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

(212) 702-4300
    (Registrant’s Telephone Number, Including Area Code)

N/A
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K provides updated financial information for Item 8, “Financial Statements and Supplementary Data,” for the periods contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, or the 2009 Annual Report on Form 10-K, that was filed with the Securities and Exchange Commission, or the SEC, on March 3, 2010. Specifically, we have amended and adjusted our financial statements for the fiscal years ended December 31, 2009, 2008 and 2007 to reflect our acquisitions, in two separate transactions on January 15, 2010, of controlling interests in American Railcar Industries, Inc. (“ARI”) and Viskase Companies, Inc. (“Viskase”). ARI and Viskase are each considered entities under common control. We are also providing Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations to reflect the acquisitions for all periods presented.

Section 8 – Other Events

Item 8.01   Other Events.

On January 15, 2010, we filed a Current Report on Form 8-K disclosing that on January 15, 2010, in two separate transactions, we acquired controlling interests in ARI and Viskase, which are each considered entities under common control.

As a result of the acquisitions of ARI and Viskase that occurred on January 15, 2010, our financial statements now include the results of ARI and Viskase effective when common control (over 50% ownership) has been achieved which for ARI was in May 1988 and for Viskase was in November 2006.

For accounting purposes, ARI’s and Viskase’s earnings for the period of common control up until our acquisition of the controlling interests in each of these companies on January 15, 2010 have been allocated to Icahn Enterprises GP, our general partner, and therefore are excluded from the historical computation of basic and diluted income per LP unit.

This Current Report on Form 8-K provides updated financial information for Item 8, “Financial Statements and Supplementary Data,” for the periods contained in our 2009 Annual Report on Form 10-K. Specifically, we have amended and adjusted our financial statements for the fiscal years ended December 31, 2009, 2008 and 2007 to reflect our acquisitions of ARI and Viskase. We are also providing Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations to reflect the acquisitions for all periods presented.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
23.2	Consent of Ernst & Young LLP.
99.1	Selected Financial Data.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Financial Statements and Supplementary Data.
99.4	Schedule I – Condensed Financial Information of Parent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Dominick Ragone
Dominick Ragone
Chief Financial Officer

Date:   June 9, 2010